Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent events
2 2 .	Subsequent Event s
In January 2020, the Group entered into a three-year loan agreement with a third-party supplier of key AAV components with a principal am
o
unt of RMB
52,000 (US$7,469) and an annual interest rate of 3%
.
The use of loan proceeds is limited to expanding the supplier’s production capacity. This long-term loan can be prepaid by the borrower and the balance is guaranteed by the shareholder and her spouse of the borrower. In March
2020, RMB10,000 (US$1,436) was repaid.
On January 15, 2020, the Company issued 170,062 Class A ordinary shares (equivalent to 85,031 American Depositary Shares) for net proceeds of US$983
 (
equi
valent to RMB6,772)
as a result of the over-allotment option exercised by the underwriters of the Company’s IPO.
Beginning in January 2020, the recent outbreak of Coronavirus (COVID-19) has negatively impacted and disrupted the Group’s business operations, supply chain and some of the customers’ industries. Consequently, the COVID-19 outbreak may adversely affect the Group’s business operations, financial condition and operating results for 2020, including but not limited to, a decline in revenues, slower collection of accounts receivable and additional allowance for doubtful accounts. Given the uncertainty surrounding the COVID-19 outbreak, the extent of the business disruption and its related financial impact cannot be reasonably estimated at this time.